CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

1 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Expertise in Aerospace Technologies Wednesday, November 6, 2019 2019 Q3 Results Presentation Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer

2 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Disclosure Statements Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of CPI Aerostructures, Inc . ( the “ Company” or “ CPI Aero”), are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry, the ability to manage growth and integrate acquired operations and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including CPI Aero's Form 10 - K for the year ended December 31 , 2018 , and Form 10 - Q for the three - month periods ended March 31 , 2019 and June 30 , 2019 , available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners .

3 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Recent Highlights Douglas McCrosso n President & Chief Executive Officer

Recent Highlights

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1. Solid Third Quarter Results

- Revenue up ~35%
- Gross profit up ~28%
- Net income up ~183%
- EPS up 100% on higher share count

2. Strong Bookings and Product Sales Backlog

- Consolidated: 1.24:1; WMI: 1.2:1
- Consolidated product sales backlog of $159.1million, up $5.9M sequentially and $38M YTD
- WMI stand-alone backlog up $1M sequentially to $23.1 million

3. Key New Programs - update

- F-16V – on plan with commitments to program; Taiwan F-16 order could increase orders to approx. 100 aircraft
- Unnamed Sikorsky helicopter – new work secured for WMI
- Missile wing – Achieving delivery milestones; commenced negotiations on second order
- Next Gen Jammer – Mid Band: Starting System Development Test Article Phase

4. Continued Momentum in New Orders

- $66 Million T-38 award announced in July
- $23 Raytheon Next Generation Mid-Band Jammer – SDTA phase announced in September
- $48 Million A-10 Re-Winging Contract in September (announced in October)
- $2.5 Million pod prototypes from Raytheon (post-quarter award, not in backlog)

CPI AERO
Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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5 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Backlog 3Q 2017 – 3Q 2019 Funded 20% / Unfunded 80% $0 $100 $200 $300 $400 $500 $600 Q3'17 Q1'18 Q3'18 Q1'19 Q3'19 Backlog (Defense/Commercial) Commercial Defense Total Backlog $533.9M $484.3M $49.6M Consolidated Backlog at 09/30/2019: $533.9 Million Defense Backlog: $484.3 Million, Up 55% over prior two years $104.5 $429.4 Defense 91% / Commercial 9% $484.3 $49.6 Total Backlog $ 533.9 Unfunded backlog represents remaining potential value of long term agreements ($ in Millions)

Driven by Renewed Strength in Defense Budget

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Presence on prominent defense programs with strong funding
Defense market focus yielding large, diversified, and growing backlog

Bell / Textron AH-1Z Viper	Unidentified Missile Platform	Unidentified Sikorsky Helicopter	NGC E-2D Advanced Hawkeye – Follow On	Lockheed Martin F-35 Lightning II Lock Assys.	Raytheon SEASPRARROW Missile System
$18.6M	$ Undisclosed	$1.0M (approx.)	$47.5M	$10.6M	$5.0M
					
Announced Jan. 2017/March 2018	Announced October 2018	Announced October 2018	Announced October 2018	Announced July 2015/Dec. 2018	Announced Legacy WMI
Contract Period 2017 – 2021	Contract Period 2019 – 2020	Contract Period 2019 – 2020	Contract Period 2018 – 2024	Contract Period 2015 – 2024	Contract Period 2018-2019

Lockheed Martin F-16V	Sikorsky UH-60 Black Hawk HIRSS Module Assemblies	U.S. Air Force T-38 PC3/TRIM	Raytheon Next Generation Jammer Mid-Band	Boeing A-10 Thunderbolt II	Raytheon Prototype Pod
$20.0M+	~$14.0M	$65.7M	$200M+	$48M	$2.5M
					
Announced February 2019	Announced June 2019	Announced July 2019	Announced Jul. 2016/Aug. 2018/ Sept. 2019	Announced October 2019	Announced October 2019
Contract Period 2019-2024	Contract Period 2020-2022	Contract Period 2019 – 2030	Contract Period 2016 – 2030	Contract Period 2020-forward	Contract Period 2019-2020

NOTE: Contract amounts are potential values over period of performance

CPI AERO

Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations

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7 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Vincent Palazzolo Chief Financial Officer 3Q 2019 Financial Highlights

8 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Recent Financial Highlights *On a higher number of shares 11,857,534 at September 30, 2019 versus 8,977,075 at September 30, 2018. For the Three Months Ended September 30, For the Nine Months Ended September 30, 2019 2018 2019 2018 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Revenue $25.7 $19.0 $74.5 $57.5 Cost of revenue 20.7 15.1 59.1 45.0 Gross profit 5.0 3.9 15.3 12.5 Selling, general and administrative expenses 2.6 2.6 8.1 7.2 Income from operations 2.4 1.3 7.2 5.3 Income before provision for income taxes 2.0 0.7 5.8 3.9 Net income 1.7 $0.6 6.0 3.1 Income per common share – diluted * $0.14 $0.07 $0.51 $0.35

9 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations ($ in Millions, except per share value) Balance Sheet Highlights As of September 30, 2019 Cash and Restricted Cash $2.5 Contract Assets 121.5 Total Debt 31.6 Shareholders’ Equity 100.2 Book Value, per share 8.46 Debt - to - Capital 0.32 Liquidity • $40 million senior debt facility − $10 million term loan − $30 million revolving line - of - credit • Approximately $1.1 million available under credit facility as of September 30, 2019

10 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Updated 2019 Financial Guidance • Approx. $103.0M Revenue • Approx. $9.0M Pre - tax Income • Approx. $(1.5)M Cash Flow from Operations

11 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Looking Ahead Douglas McCrosso n President & Chief Executive Officer

12 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 17% 54% 16% 13% Bid Pipeline (at 30 September 2019) Continued Diversification Across Product Categories Virtually all proposals (96%) are at the Tier 1 level 99% 1% Defense - weighted with commercial bids imminent Defense Commercial Aerostructures Aerosystems Kitting MRO

Near-Term Program Opportunities

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AEROSTRUCTURES



- ***Missile Wings***
- ***Repair of various helicopter structural assemblies***
- Unmanned Aerial Systems

AEROSYSTEMS



- ***Intelligence, Surveillance & Reconnaissance (ISR) Pods***
- ***Electronic Racks & Step Assemblies***
- Electronic Warfare (EW) Pods

KITTING & SCM



- ***Wet Outer Wing Panel Kits for Japanese E-2D Advanced Hawkeye***
- ***Complete Multi-year Negotiations for US Navy's E-2D***

WELDING METALLURGY



- ***SEASPARROW missile control electronics***
- ***Various welded structural details for E-2D Advanced Hawkeye***

Bold, italic type denotes opportunities where CPI Aero is the incumbent supplier

CPI AERO
Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations
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14 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations % of Backlog at 9/30/19 Key Platforms Estimated 3 - Year Growth Outlook 25% A - 10, F - 16, UH - 60, HondaJet 12% - 18% 44% NGJ - MB, F - 35, DB - 110 UH - 60, CH - 53K, SEASPARROW 16% - 20% 31% E - 2D, T - 38 F - 16, E2 - 175 16% - 18% $18.3 $45.5 $20.1 Growth Drivers ($ in Millions) $83.9 Aerostructures Aerosystems Kitting/SCM 2018 Rev. Business Area

15 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations F - 35 Drive Shaft F - 35 Locks Large and Diversified Backlog Drives Strong Visibility Next Generation Jammer Increment 1 Pod T - 38C Talon Trainer E - 2D Advanced Hawkeye (Multi - Year 2) Sikorsky/Unnamed Helicopter Platform New Customer/Missile Wing E175 - E2 HondaJet Phenom 300 UH - 60 Black Hawk MH - 53E Sea Dragon S - 92 AH - 1Z Viper F - 16 Gulfstream G650 E - 2D & C - 2A (Multi - Year 1) Japan E - 2D CH - 148 F - 16V Structural Assemblies UH - 60 HIRSS Module Assem . • Reported backlog as of 09/30/19 Potential to collectively generate revenue of $ 533.9* million during the remaining periods of performance Long contract periods of performance provide exceptional revenue visibility beyond 2022 T - 38 PC3 / TRIM Defense Commercial A - 10 Thunderbolt II Undisclosed Prototype Pod T70 Turkish Utility Helicopter Program ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25

16 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Q&A Session Douglas McCrosso n President & Chief Executive Officer Vincent Palazzolo Chief Financial Officer

17 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com Investor Relations Counsel Sanjay M. Hurry, LHA Investor Relations (212) 838 - 3777 cpiaero@lhai.com